Hosokawa Micron International Inc.
                              Stock Incentive Plan

                                   ARTICLE 1.

                                     PURPOSE

        The purpose of this Hosokawa Micron International Inc. Stock Incentive Plan (the "Plan") is to enhance the profitability and value of Hosokawa Micron International Inc, a Delaware corporation (the "Company") and its Affiliates for the benefit of its stockholders by enabling the Company (i) to offer employees of the Company and its Affiliates, stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees in order to attract, retain and reward such employees and strengthen the mutuality of interests between employees and the Company's stockholders and (ii) to make equity based awards to Non-Employee Directors thereby attracting, retaining and rewarding such non-employee directors and strengthening the mutuality of interests between non-employee directors and the Company's stockholders.

                                   ARTICLE 2.

                                   DEFINITIONS

        For purposes of this Plan, the following terms shall have the following meanings:

               2.1. "Affiliate" shall mean (i) any corporation (other than the Company) or limited liability company in an unbroken chain of corporations or limited liability companies ending with the Company, if each corporation or limited liability company owns stock or membership interests (as applicable) possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or membership interests (as applicable) in one of the other corporations or limited liability companies in such chain, or (ii) any corporation (other than the Company) or limited liability company in an unbroken chain of corporations or limited liability companies beginning with the Company, if each corporation or limited liability company (other than the last corporation or limited liability company in the unbroken chain), owns stock or membership interests (as applicable) possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or membership interests (as applicable) in one of the other corporations or limited liability companies in such chain. With respect to Incentive Stock Options, the term "Affiliate" shall mean a subsidiary corporation (within the meaning of Section 424(f) of the Code) and a parent corporation (within the meaning of Section 424(e) of the Code).

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               2.2. "Award" shall mean any award under this Plan of any Stock
        Option, Restricted Stock, Stock Appreciation Right, Performance Unit or Performance Share. All Awards, shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

               2.3. "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

               2.4. "Cause" shall mean, with respect to a Participant's Termination of Employment, (i) the Participant's dishonesty, misappropriation, willful breach of fiduciary duty or fraud with regard to the Company or any of its assets or businesses which has a material adverse effect on the Company, (ii) the Participant's conviction of or the pleading of nolo contendere with regard to a felony (other than a traffic violation) or any other crime involving moral turpitude, or
        (iii) any other breach by the Participant of a material provision of his employment agreement (if any) that remains uncured for thirty (30) days after written notice thereof is given to the Participant. In the event the Participant's employment is terminated by the Company without Cause and the Company discovers within ninety (90) days after such Termination of Employment, acts or omissions of the Participant occurring prior to Termination of Employment that would have been grounds for a termination by the Company for Cause, such termination shall be deemed for all purposes hereunder a termination for Cause notwithstanding any earlier contrary treatment of such termination and any acts of the Company consistent with such earlier treatment. Notwithstanding the foregoing, a Participant shall be deemed to be terminated for "cause" if the Participant, following his or her Termination of Employment, becomes employed by a "competitor" (or its successor), as determined by the Committee, in its sole discretion, at the time of the grant of an Award, provided that the competitor (or its successor) competes with the Company at the time of exercise or vesting of an Award. Where there is an employment agreement and such agreement defines termination by the Participant for "good reason" (or words of like import), a Participant's Termination of Employment for good reason shall not be deemed for "cause". With respect to a Participant's Termination of Directorship, "cause" shall mean an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

               2.5. "Change in Control" shall have the meaning set forth in
        Article 13.

               2.6. "Code" shall mean the Internal Revenue Code of 1986, as amended.

               2.7. "Committee" shall mean a committee of the Board appointed from time to time by the Board, which shall be intended to consist of two (2) or more non-employee directors, each of whom shall be, to the extent required by Rule 16b-3 (as defined herein), a "non-employee director" as defined in Rule 16b-3 and, to the extent required by the exception for performance-based compensation under Section 162(m) of the Code and any regulations thereunder, an "outside director" as defined under Section

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        162(m) of the Code. Notwithstanding the foregoing, if and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee.

               2.8. "Common Stock" means the common stock, $.01 par value per share, of the Company.

               2.9. "Disability" shall mean, with respect to an Eligible Employee or Non-Employee Director, a permanent and total disability as defined in the Company's long-term disability policy. A Disability shall only be deemed to occur at the time of the determination by the Committee or the Board, as the case may be, of the Disability.

               2.10. "Effective Date" shall mean ____________________, subject to Article 17.

               2.11. "Eligible Employees" shall mean the employees of the Company and its Affiliates who are eligible pursuant to Section 5.1 to be granted Awards under this Plan.

               2.12. "Exchange Act" shall mean the Securities Exchange Act of 1934.

               2.13. "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date the last sales price reported for the Common Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. For purposes of the grant of any Award, the applicable date shall be the date for which the last sales price is available at the time of grant. For purposes of the exercise of any Stock Appreciation Right the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

               2.14. "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

               2.15. "Non-Employee Director" shall mean a director of the Company who is not an active employee of the Company or an Affiliate.

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               2.16. "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

               2.17. "Participant" shall mean an Eligible Employee to whom an Award has been made pursuant to this Plan and each Non-Employee Director of the Company; provided, however, that a Non-Employee Director shall be a Participant for purposes of the Plan solely with respect to awards of Stock Options pursuant to Article 11.

               2.18. "Performance Cycle" shall have the meaning set forth in
        Section 10.1.

               2.19. "Performance Period" shall have the meaning set forth in
        Section 9.1.

               2.20. "Performance Share" shall mean an Award made pursuant to
        Article 9 of this Plan of the right to receive Common Stock or, as determined by the Committee in its sole discretion, cash of an equivalent value at the end of a specified Performance Period or thereafter.

               2.21. "Performance Unit" shall mean an Award made pursuant to
        Article 10 of this Plan of the right to receive an amount payable in cash or Common Stock or a combination of both at the end of a specified Performance Cycle or thereafter.

               2.22. "Restricted Stock" shall mean an award of shares of Common Stock under this Plan that is subject to restrictions under Article 7.

               2.23. "Restriction Period" shall have the meaning set forth in Subsection 7.3(a) with respect to Restricted Stock for Eligible Employees.

               2.24. "Retirement" shall mean a Participant's Termination of Employment at or after age sixty-five (65) (or, with the consent of the Committee, before age sixty-five (65) but after age fifty-five (55)). With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected at or after a Participant has attained age sixty-five (65) (or, with the consent of the Board, before age sixty-five (65) but after age fifty-five (55)).

               2.25. "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

               2.26. "Stock Appreciation Right" shall mean the right (pursuant to an Award granted under Article 8) to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or stock equal to the excess of (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

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               2.27. "Stock Option" or "Option" shall mean any option to
        purchase shares of Common Stock granted to Eligible Employees or Non-Employee Directors pursuant to Article 6 or Article 11, respectively.

               2.28. "Ten Percent Stockholder" shall mean a person owning stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, as defined in Section 422 of the Code.

               2.29. "Termination of Directorship" shall mean, with respect to a Non-Employee Director, that the Non-Employee Director has ceased to be a director of the Company.

               2.30. "Termination of Employment" shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate.

               2.31. "Transfer" or "Transferred" or "Transferable" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge, hypothecate or otherwise transfer.

               2.32. "Withholding Election" shall have the meaning set forth in
        Section 16.4.

                                   ARTICLE 3.

                                 ADMINISTRATION

               3.1. The Committee and the Board. The Plan shall be administered and interpreted by the Committee, except that with respect to Awards to Non-Employee Directors under Article 11 of the Plan, the Plan shall be administered by the Board.

               3.2. Awards. The Committee shall have full authority to grant to Eligible Employees, pursuant to the terms of this Plan: (i) Stock Options, (ii) Restricted Stock, (iii) Stock Appreciation Rights, (iv) Performance Shares and
(v) Performance Units. In particular, the Committee shall have the authority:

                      (a) to select the Eligible Employees to whom Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Shares and Performance Units may from time to time be granted hereunder;

                      (b) to determine whether and to what extent Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Shares and Performance

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

        Units or any combination thereof, are to be granted hereunder to one or more Eligible Employees;

                      (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to an Eligible Employee granted hereunder;

                      (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to an Eligible Employee (including, but not limited to, the share price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

                      (e) to determine whether and under what circumstances a Stock Option may be settled in cash or Common Stock under Subsection 6.3(d); and

                      (f) to determine whether to require an Eligible Employee, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award.

               3.3. Guidelines. Subject to Article 14 hereof, the Committee, and the Board in the case of Options granted to Non-Employee Directors under Article 11, shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee, and the Board in the case of Options granted to Non-Employee Directors under Article 11, may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3. The Committee, and the Board in the case of Options granted to Non-Employee Directors under Article 11, may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws and may impose any limitations and restrictions that they deem necessary to comply with the applicable tax and securities laws of such countries other than the United States. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and Section 162(m) of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith.

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

               3.4. Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

               3.5. Reliance on Counsel. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

               3.6. Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of the members present. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

               3.7.   Designation of Consultants/Liability.

                      (a) The Committee, and the Board in the case of Options granted to Non-Employee Directors under Article 11, may designate employees of the Company and professional advisors to assist the Committee and the Board in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee and the Board.

                      (b) The Committee, and the Board in the case of Options granted to Non-Employee Directors under Article 11, may employ such legal counsel, consultants, appraisers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel, appraiser or consultant and any computation received from any such consultant, appraiser or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Board, the Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of

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

        the Company and to the extent not covered by insurance, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Affiliates. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

                                   ARTICLE 4.

                           SHARE AND OTHER LIMITATIONS

               4.1.   Shares.

                      (a) General Limitation. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which all Awards may be granted shall not exceed 900,000 shares (subject to any increase or decrease pursuant to Section 4.2). The aggregate number of shares of Restricted Stock which may be issued under this Plan shall not exceed 90,000 (subject to any increase or decrease pursuant to Section 4.2). If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under the Plan. If any shares of Restricted Stock awarded under this Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock shall again be available for the purposes of Awards under the Plan. If any Performance Shares or Performance Units awarded under this Plan are forfeited, the number of shares of Common Stock underlying the forfeited Performance Shares or Performance Units shall again be available for purposes of Awards under the Plan. Stock Appreciation Rights granted in tandem with an Option shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan.

                      (b) Individual Participant Limitations. (i) The maximum number of shares of Common Stock subject to any Option which may be granted

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        under this Plan during any fiscal year of the Company to each Eligible
        Employee shall be 60,000 shares (subject to any increase or decrease pursuant to Section 4.2).

                             (ii) The maximum number of shares of Restricted
               Stock for which the lapse of the relevant Restriction Period is subject to the attainment of preestablished performance goals in accordance with Section 7.3(a)(ii) herein which may be granted under this Plan to each Eligible Employee shall be 7,500 shares (subject to any increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. There are no annual individual Eligible Employee share limitations on Restricted Stock for which the lapse of the relevant Restriction Period is not subject to attainment of preestablished performance goals in accordance with Section 7.3(a)(ii) herein.

                             (iii) The maximum number of shares of Common Stock
               subject to any Stock Appreciation Right which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee shall be 50,000 shares (subject to any increase or decrease pursuant to Section 4.2). A Stock Appreciation Right granted in tandem with an Option shall apply against the Eligible Employee's individual share limitations for both Stock Appreciation Rights and Options.

                             (iv) The maximum value at grant of Performance
               Units which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee shall be $100,000. Each Performance Unit shall be referenced to one (1) share Common Stock and shall be charged against the available shares under this Plan at the time the unit value measurement is converted to a referenced number of shares of Common Stock in accordance with
               Section 10.1.

                             (v) The maximum number of Performance Shares which
               may be granted under this Plan during any fiscal year of the Company to each Eligible Employee shall be 50,000 shares (subject to any increase or decrease pursuant to Section 4.2).

               4.2.   Changes.

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                      (a) The existence of the Plan and the Awards granted
        hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or its Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

                      (b) In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, conversion of the Company's preferred stock, issuance of warrants or options to purchase any Common Stock or securities convertible into Common Stock, any sale or Transfer of all or part of the Company's assets or business, or any similar change affecting the Company's capital structure or business, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

                      (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half (1/2) and rounding-up for fractions equal to or greater than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

                      (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights of

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

        Eligible Employees, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option or Award Agreements) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

        If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to this
Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

               4.3. Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

                                   ARTICLE 5.

                                   ELIGIBILITY

               5.1. All employees of the Company and its Affiliates are eligible to be granted Options, Restricted Stock, Stock Appreciation Rights, Performance Shares and Performance Units under this Plan. Eligibility under this Plan shall be determined by the Committee in its sole and absolute discretion.

               5.2. Non-employee directors of the Company are only eligible to receive an Award of Stock Options in accordance with Article 11 of the Plan.

                                   ARTICLE 6.

                                  STOCK OPTIONS

               6.1. Options. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of
Section 422 of the Code or (ii) a Non-Qualified Stock Option.

               6.2. Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types

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

of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option.

               6.3. Terms of Options. Options granted under Article 6 of this Plan shall be subject to Article 12 and the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                      (a) Option Price. The option price per share of Common Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Stockholder, the purchase price shall be no less than 110% of the Fair Market Value of the Common Stock. The purchase price of shares of Common Stock subject to a Non-Qualified Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant. Notwithstanding the foregoing, if an Option is modified, extended or renewed and, thereby, deemed to be the issuance of a new Option under the Code or the applicable accounting rules, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

                      (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted; provided, however, that the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five (5) years.

                      (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. In the absence of any provision by the Committee, each Stock Option shall initially become exercisable six (6) months from the date of grant.

                      (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form, or such other arrangement for the satisfaction of the purchase price, as the Committee may accept. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned by the Participant for at least six (6) months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date or, if the Common Stock is traded on a national securities exchange, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price. No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made or provided for.

                      (e) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company or any Affiliate exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

               Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

                      (f) Form, Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent).

                      (g) Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the shares to be issued upon the exercise of a Stock Option shall be in the form of Restricted Stock, or may, in the Option agreement, reserve a right to so provide after the time of grant.

                                   ARTICLE 7.

                             RESTRICTED STOCK AWARDS

               7.1. Awards of Restricted Stock. Shares of Restricted Stock may be issued to Eligible Employees either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

               7.2. Awards and Certificates. The prospective Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Restricted Stock Award agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

                      (a) Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be the minimum permitted by applicable law.

                      (b) Acceptance. Awards of Restricted Stock must be accepted within a period of ninety (90) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

                      (c) Legend. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of a Restricted Stock Award. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

                      "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Hosokawa Micron International Inc. (the "Company") Stock Incentive Plan and an Agreement entered into between the registered owner and the Company dated [____]. Copies of such Plan and Agreement are on file at the principal office of the Company."

                      (d) Custody. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the

        Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

               7.3. Restrictions and Conditions on Restricted Stock Awards. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to
Article 12 and the following restrictions and conditions:

                      (a) Restriction Period; Vesting and Acceleration of Vesting. (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (the "Restriction Period") commencing with the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of performance goals established pursuant to Section 7.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

                            (ii) Performance Goals, Formulae or Standards (the "Performance Goals"). If the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals is substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under
        Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

                      (b) Rights as Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

                      (c) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.


                                   ARTICLE 8.

                            STOCK APPRECIATION RIGHTS

               8.1. Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

               8.2. Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article 12 and the following:

                      (a) Term. A Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

                      (b) Exercisability. Stock Appreciation Rights shall be exercisable only upon the occurrence of a Change in Control.

                      (c) Method of Exercise. A Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 8.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

                      (d) Payment. Upon the exercise of a Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

                      (e) Deemed Exercise of Reference Stock Option. Upon the exercise of a Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article 4 of the Plan on the number of shares of Common Stock to be issued under the Plan.

                                   ARTICLE 9.

                               PERFORMANCE SHARES

               9.1. Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom and the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the period (the "Performance Period") during which, and the conditions under which, receipt of the shares will be deferred or postponed, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

               The Committee may condition the grant or vesting of Performance Shares upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

               9.2. Terms and Conditions. Performance Shares awarded pursuant to this Article 9 shall be subject to Article 12 and the following terms and conditions:

                      (a) Vesting. At the expiration of the Performance Period or the achievement of certain specified Performance Goals, the Committee shall determine the extent to which the Performance Goals have been achieved and the percentage of the Performance Shares of each Participant that have vested.

                      (b) Dividends. Unless otherwise determined by the Committee at the time of Award, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share Award will not be paid to the Participant.

                      (c) Payment. Subject to the provisions of the Award agreement and this Plan, at the expiration of the Performance Period, share certificates (including, without limitation, Restricted Stock) and/or cash of an equivalent value (as the Committee may determine in its sole discretion with respect to the payment form or value) shall be delivered to the Participant, or his legal representative, in a number equal to the vested shares covered by the Performance Share Award. Notwithstanding the foregoing, the Committee may, in its sole discretion, and to the extent applicable and permitted under Section 162(m) of the Code, award an amount less than the earned Performance Share Award and/or subject the payment of all or part of any Performance Share Award to additional vesting and forfeiture conditions as its deems appropriate.

                      (d) Performance Goals, Formulae or Standards (the "Performance Goals"). The Committee shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals is substantially uncertain. Such Performance Goals may incorporate, if any only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

                      (e) Accelerated Vesting. Solely to the extent permitted by
        Section 162(m) of the Code, based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Share Award and/or waive the deferral limitations for all or any part of such Award.

                                   ARTICLE 10.

                                PERFORMANCE UNITS

               10.1. Award of Performance Units. Performance Units may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any person, the duration of the period (the "Performance Cycle") during which, and the conditions under which, a Participant's right to Performance Units will be vested, the ability of Participants to defer the receipt of payment of such Units, and the other terms and conditions of the Award in addition to those set forth in Section 10.2.

               A Performance Unit shall have a fixed dollar value.

               The Committee may condition the grant or vesting of Performance Units upon the attainment of specified Performance Goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

               10.2. Terms and Conditions. The Performance Units awarded pursuant to this Article 10 shall be subject to Article 12 and the following terms and conditions:

                      (a) Vesting. At the expiration of the Performance Cycle or the achievement of certain specified Performance Goals, the Committee shall determine the extent to which the Performance Goals have been achieved, and the percentage of the Performance Units of each Participant that have vested.

                      (b) Payment. Subject to the applicable provisions of the Award agreement and this Plan, at the expiration of the Performance Cycle, cash and/or share certificates (including, without limitation, Restricted Stock) of an equivalent value (as the Committee may determine in its sole discretion with respect to the payment form or value) shall be delivered to the Participant, or his legal representative, in payment of the vested Performance Units covered by the Performance Unit Award. Notwithstanding the foregoing, the Committee may, in its sole discretion, and to the extent applicable and permitted under Section 162(m) of the Code, award an amount less than the earned Performance Unit Award and/or subject the payment of all or part of any Performance Unit Award to additional vesting and forfeiture conditions as it deems appropriate.

                      (c) Performance Goals, Formulae or Standards (the "Performance Goals"). The Committee shall establish the objective Performance Goals for the earnings of Performance Units based on a Performance Cycle applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Cycle or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals is substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

                      (d) Accelerated Vesting. Solely to the extent permitted by
        Section 162(m) of the Code, based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Unit Award and/or waive the deferral limitations for all or any part of such Award.


                                   ARTICLE 11.

                    NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS

               11.1. Options. The terms of this Article 11 shall apply only to Options granted to Non-Employee Directors.

               11.2. Grants. Without further action by the Board or the stockholders of the Company, each Non-Employee Director shall, subject to the terms of the Plan, be granted:

                      (a) Options to purchase 5,000 shares of Common Stock as of the date the Non-Employee Director begins service as a Non-Employee Director on the Board, and

                      (b) Options to purchase 2,000 shares of Common Stock at each annual anniversary of his becoming a Non-Employee Director, provided he has not, as of such annual anniversary experienced a Termination of Directorship.

               11.3. Non-Qualified Stock Options. Stock Options granted under this Article 11 shall be Non-Qualified Stock Options.

               11.4. Terms of Options. Options granted under Article 11 of this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

                      (a) Option Price. The option price per share of Common Stock purchasable under an Option shall be determined by the Board at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant. Notwithstanding the foregoing, if an Option is modified, extended or renewed and, thereby, deemed to be the issuance of a new Option under the Code or the applicable accounting rules, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

                      (b) Option Term. The term of each Stock Option shall be fixed by the Board, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted.

                      (c) Exercisability. Each Stock Option shall initially become exercisable six months from the date of grant and shall be subject to such terms and conditions as shall be determined by the Board at grant. The Board may waive any limitations on the exercisability of any Stock Options at any time at or after grant in whole or in part (including, without limitation, that the Board may accelerate the time at which Options may be exercised), based on such factors, if any, as the Board shall determine, in its sole discretion.

                      (d) Method of Exercise. Subject to whatever waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form, or such other arrangement for the satisfaction of the purchase price, as the Board may accept. If and to the extent determined by the Board in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned by the Participant for at least six (6) months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date or, if the Common Stock is traded on a national securities exchange, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price. No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made or provided for.

                      (e) Form, Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Board, and the Board may modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent).

               11.5. Termination of Directorship. The following rules apply with regard to Options upon the Termination of Directorship:

                      (a) Termination by Reason of Death. If a Participant's Termination of Directorship is by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Board at grant or, if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

                      (b) Termination by Reason of Disability. If a Participant's Termination of Directorship is by reason of Disability, any Stock Option held by such Participant, unless otherwise determined by the Board at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the

        Participant's termination, by the Participant (or the Participant's legal representative to the extent permitted under Section 16.11 or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

                      (c) Termination by Reason of Retirement. If a Participant's Termination of Directorship is by reason of Retirement, any Stock Option held by such Participant, unless otherwise determined by the Board at grant, or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of one year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year (or such other period as the Board may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

                      (d) Involuntary Termination Without Cause. If a Participant's Termination of Directorship is by involuntary termination without Cause, any Stock Option held by such Participant, unless otherwise determined by the Board at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

                      (e) Voluntary Resignation. If a Participant's Termination of Directorship is a voluntary resignation and such termination occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Directorship by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option held by such Participant, unless otherwise determined by the Board at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participants at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

                      (f) Termination for Cause. Unless otherwise determined by the Board at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Directorship is for Cause for any reason, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination. In the event the termination is an involuntary termination without Cause or is a voluntary resignation without Cause or is a voluntary resignation within ninety

        (90) days after occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option held by the Participant at the time of occurrence of the event which would be grounds for Termination of Directorship by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Directorship by the Company for Cause.

               11.6.  Changes.

                      (a) The Awards to a non-employee director shall be subject to Sections 4.2(a), (b) and (c) of the Plan and this Section 11.6, but shall not be subject to Section 4.2(d).

                      (b) If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Options or substitutes new Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Options shall expire without additional compensation to the holder thereof; provided, that, the Board shall deliver notice to each Non-Employee Director at least twenty (20) days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Participant shall have the right to exercise in full, effective as of such consummation, all Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a ninety (90) day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.

                                   ARTICLE 12.

                 NON-TRANSFERABILITY AND TERMINATION PROVISIONS

        The terms and conditions of this Article 12 shall apply to Awards under this Plan as follows:

               12.1. Nontransferability. No Stock Option, Stock Appreciation Right, Performance Unit or Performance Share shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant's lifetime, only by the Participant or his or her legal guardian or representative. Stock Appreciation Rights shall be Transferable, to the extent permitted above, only with the underlying Stock Option. In addition, except as provided above, no Stock Option shall be Transferred (whether by operation of law or otherwise), and no Stock Option shall be subject to execution, attachment or similar process. Upon any attempt to Transfer any Stock Option, or in the event of any levy upon any Stock Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Stock Option shall immediately terminate and become null and void. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Stock Option that is otherwise not Transferable pursuant to this Article 12 is Transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. Shares of Restricted Stock under
Article 7 may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person.

               12.2. Termination of Employment. The following rules apply with regard to the Termination of Employment of a Participant:

                      (a) Termination by Reason of Death. If a Participant's Termination of Employment is by reason of death, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

                      (b) Termination by Reason of Disability. If a Participant's Termination of Employment is by reason of Disability, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the Participant's legal representative to the extent permitted under Section 16.11 or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

                      (c) Termination by Reason of Retirement. If a Participant's Termination of Employment is by reason of Retirement, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent excercisable at termination, by the Participant at any time within a period of one year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option or Stock Appreciation Right held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

                      (d) Involuntary Termination Without Cause. If a Participant's Termination of Employment is by involuntary termination without Cause, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

                      (e) Voluntary Resignation. If a Participant's Termination of Employment is due to a voluntary resignation and such termination occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

                      (f) Termination for Cause. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Employment is for Cause for any reason, any Stock Option or Stock Appreciation Right held by such Participant shall thereupon terminate and expire as of the date of termination. In the event the termination is an involuntary termination without Cause or is a voluntary resignation within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option or Stock Appreciation Right held by the Participant at the time of occurrence of the event which would be grounds for Termination of

        Employment by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment by the Company for Cause.

                      (g) Termination of Employment for Restricted Stock. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination of Employment for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

                      (h) Termination of Employment for Performance Shares and Performance Units. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment for any reason during the Performance Period or the Performance Cycle, the Performance Shares or Performance Units in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

                                   ARTICLE 13.

                          CHANGE IN CONTROL PROVISIONS

               13.1. Benefits. In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Award, the Participant shall be entitled to the following benefits:

                      (a) Subject to paragraph (c) below with regard to Options granted to Eligible Employees, all outstanding Stock Options (including those granted to Non-Employee Directors) and the related Stock Appreciation Rights of such Participant, if any, granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, or the Board in its sole discretion in the case of Stock Options granted to Non-Employee Directors under Article 11, may provide for the purchase of any such Stock Options by the Company or Affiliate for an amount of cash equal to the excess of the Change in Control price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 13.1, Change in Control price shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control.

                      (b) All unvested Restricted Stock, Performance Units and Performance Shares shall become fully vested upon a Change in Control, including without limitation, the following: (i) the restrictions to which any shares of Restricted Stock of a Participant granted prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control; and (ii) the conditions required for vesting of any unvested Performance Units and Performance Shares shall be deemed to be satisfied upon such Change in Control.

                      (c) Notwithstanding anything to the contrary herein, unless the Committee or the Board, in the case of an Option granted to Non-Employee Directors, provides otherwise at the time an Option is granted to an Eligible Employee or Non-Employee Director, hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Option if the Committee or the Board, as the case may be, reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted option hereinafter called an "Alternative Option"), by the Participant's employer (or the parent or a subsidiary of such employer), in the case of an Option granted to an Eligible Employee, or by a company for which the Non-Employee Director will continue as a Non-Employee Director, in the case of an Option granted to a Non-Employee Director under Article 11, in each case immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

                            (i) the Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within thirty (30) days of the Change in Control;

                            (ii) the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise schedule; and

                            (iii) the Alternative Option must have economic value substantially equivalent to the value of such Option (determined at the time of the Change in Control).

               For purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury regulation ss. 1.425-1 (and any amendments thereto).

                      (d) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Award at any time (other than a grant to a Non-Employee Director pursuant to Article 11 hereof).

               13.2. Change in Control. A "Change in Control" shall mean the occurrence of any of the following:

                    (a) any person (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof), excluding the Company, [Hosokawa Micron Corp.], any subsidiary of the Company or of [Hosokawa Micron Corp.] and any employee benefit plan sponsored or maintained by the Company, [Hosokawa Micron Corp.] or any subsidiary of the Company or of [Hosokawa Micron Corp.] (including any trustee of any such plan acting in his capacity as trustee), becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing twenty-five percent (25%) of the total combined voting power of the Company's then outstanding securities;

                      (b) the merger, consolidation or other business combination of the Company (a "Transaction"), other than (A) a Transaction involving only the Company and one or more of its subsidiaries or [Hosokawa Micron Corp.] and one or more of its subsidiaries, or (B) a Transaction immediately following which the stockholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity and no person other than [Hosokawa Micron Corp.] is the beneficial owner of securities of the resulting entity representing more than twenty-five percent (25%) of the voting power in the resulting entity;

                      (c) during any period of two (2) consecutive years beginning on or after the Effective Date, the persons who were members of the Board immediately before the beginning of such period (the "Incumbent Directors") ceasing (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that, any director who was not a director as of the Effective Date shall be deemed to be an Incumbent Director if such director was elected to the board of directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or any successor provision) or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than a member of the Board; or

                      (d) the approval by the stockholders of the Company of any plan of complete liquidation of the Company or an agreement for the sale of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to [Hosokawa Micron Corp.] or a subsidiary of [Hosokawa Micron Corp.] or to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of such sale.

               13.3. Initial Public Offering not a Change in Control. For purposes of the Plan, an initial public offering of the Common Stock of the Company shall not be deemed to be a Change in Control.


                                   ARTICLE 14.

                      TERMINATION OR AMENDMENT OF THE PLAN

               14.1. Termination or Amendment. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or, with regard to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan or the maximum individual Participant limitations under Section 4.1(b); (ii) change the classification of employees and Non-Employee Directors eligible to receive Awards under this Plan; (iii) decrease the minimum option price of any Stock Option; (iv) extend the maximum option period under Section 6.3; (v) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Rule 16b-3 or
Section 162(m) of the Code, or, with regard to Incentive Stock Options, Section 422 of the Code; or (vi) change any rights under the Plan with regard to Non-Employee Directors. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws or other requirements to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

               Except with respect to the Award of Stock Options to non-employee directors under Article 11, the Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article 4 above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

                                   ARTICLE 15.

                                  UNFUNDED PLAN

               15.1. Unfunded Status of Plan. This Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


                                   ARTICLE 16.

                               GENERAL PROVISIONS

               16.1. Legend. The Committee may require each person receiving shares of Common Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof, and that any subsequent offer for sale or sale of any such shares of Common Stock shall be made either pursuant to (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement shall have become effective and shall be current with respect to the shares of Common Stock being offered and sold, or
(ii) a specific exemption from the registration requirements of the Securities Act of 1933, and that in claiming such exemption the Participant will, prior to any offer for sale or sale of shares of Common Stock, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel acceptable to the Company as to the availability of such exception. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee, or the Board in the case of an Option granted to a Non-Employee Director under Article 11, deems appropriate to reflect any restrictions on Transfer.

               All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee, or the Board in the case of an Option granted to a Non-Employee Director under Article 11, may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee, or the Board in the case of an Option granted to a Non-Employee Director under Article 11, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

               16.2. Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and, such arrangements may be either generally applicable or applicable only in specific cases.

               16.3. No Right to Employment/Directorship. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed to terminate his employment at any time. Neither this Plan nor the grant of any Award hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

               16.4. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Code Section 83(b), a Participant shall pay all required withholding to the Company.

               The Committee shall permit any such withholding obligation with regard to any Eligible Employee to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

               16.5.  Listing and Other Conditions.

                      (a) If the Common Stock becomes listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system.

                      (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

                      (c) Upon termination of any period of suspension under this Section 16.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

               16.6. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

               16.7. Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

               16.8. Other Benefits. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

               16.9. Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

               16.10. No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

               16.11. Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan. If the Committee shall find, without any obligation or responsibility of any kind to do so, that any person to whom payment is payable under this Plan is unable to care for his or her affairs because of disability, illness or accident, any payment due may be paid to such person's duly appointed legal representative in such manner and proportions as the Committee may determine, in it sole discretion. Any such payment shall be a complete discharge of the liabilities of the Committee and the Board under this Plan.

               16.12. Section 16(b) of the Exchange Act. In the event the Company becomes publicly held, all elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. To the extent applicable, the Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder. For purposes of this paragraph, the Company shall be deemed publicly held when and if the Company has a class of common equity securities registered under Section 12 of the Exchange Act.

               16.13. Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

               16.14. Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

                                   ARTICLE 17.

                       APPROVAL OF BOARD AND STOCKHOLDERS

        The Plan shall not be effective unless and until approved by the Board and, solely to the extent required by any applicable law (including without limitation, approval required under Rule 16b-3, Section 162(m) of the Code or
Section 422 of the Code) or registration or stock exchange rule, approved by the stockholders of the Company in the manner set forth in such law, regulation or rule.

                                   ARTICLE 18.

                                  TERM OF PLAN

        No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval (if applicable), but Awards granted prior to such tenth anniversary may extend beyond that date.

                                   ARTICLE 19.

                                  NAME OF PLAN

        This Plan shall be known as the Hosokawa Micron International Stock Incentive Plan.

                                    EXHIBIT A

        The Performance Goals in respect of the applicable Awards referred to in the Plan granted to Participants, shall be based on one or more of the following performance criteria ("Performance Criteria"): (i) the attainment of certain target levels of, or percentage increase in, pre-tax profit of the Company (or an Affiliate, division or other operational unit of the Company); (ii) the attainment of certain target levels of, or a percentage increase in, after-tax profits of the Company (or an Affiliate, division or other operational unit of the Company); (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow of the Company (or an Affiliate, division or other operational unit of the Company); (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, if any, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Company; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operation of the Company (or an Affiliate, division or other operational unit of the Company); (vi) the attainment of certain target levels of, or a specified percentages increase in, revenues, net income, earnings before (a) interest, (B) taxes, (C) depreciation and/or (D) amortization, of the Company (or an Affiliate, division of other operational unit of the Company); (vii) the attainment of certain target levels of, or a specified percentages increase in, return on invested capital, return on investment return on assets or return on total capital; (viii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders' equity of the Company (or an Affiliate, division or other operational unit of the Company; (ix) the attainment of a certain target level of, or reduction in, selling, general and administrative expense as a percentage of revenue of the Company (or an Affiliate, division or other operational unit of the Company); (x) the attainment of certain target levels of, a specified increase in, economic value added based on cash flow return on investment formula of the Company (or an Affiliate, division or other operational unit of the Company); (xi) the attainment of certain target levels in the Fair Market Value of a share of Common Stock; and (xii) the growth in the value of an investment in Common Stock assuming the reinvestment of dividends. The Performance Criteria listed above for the Company (or an Affiliate, division or other operational unit of the Company) shall be determined in accordance with generally accepted accounting principles consistently applied by the Company, but before consideration of payments to be made pursuant to this Plan.

        In addition, such Performance Criteria may be based upon the attainment of specified levels of Company (or an Affiliate, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

                       HOSOKAWA MICRON INTERNATIONAL INC.

                              STOCK INCENTIVE PLAN

                                       TABLE OF CONTENTS

                                                                                          Page

ARTICLE 1.         PURPOSE...................................................................1

ARTICLE 2.         DEFINITIONS...............................................................1

ARTICLE 3.         ADMINISTRATION............................................................5

ARTICLE 4.         SHARE AND OTHER LIMITATIONS...............................................8

ARTICLE 5.         ELIGIBILITY..............................................................11

ARTICLE 6.         STOCK OPTIONS............................................................11

ARTICLE 7.         RESTRICTED STOCK AWARDS..................................................13

ARTICLE 8.         STOCK APPRECIATION RIGHTS................................................16

ARTICLE 9.         PERFORMANCE SHARES.......................................................17

ARTICLE 10.        PERFORMANCE UNITS........................................................18

ARTICLE 11.        NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS................................20

ARTICLE 12.        NON-TRANSFERABILITY AND TERMINATION PROVISIONS...........................23

ARTICLE 13.        CHANGE IN CONTROL PROVISIONS.............................................26

ARTICLE 14.        TERMINATION OR AMENDMENT OF THE PLAN.....................................29

ARTICLE 15.        UNFUNDED PLAN............................................................29

ARTICLE 16.        GENERAL PROVISIONS.......................................................30

ARTICLE 17.        APPROVAL OF BOARD AND STOCKHOLDERS.......................................33

ARTICLE 18.        TERM OF PLAN.............................................................33

ARTICLE 19.        NAME OF PLAN.............................................................33


                                       i